EXHIBIT 1
                                   ENRON CORP.
                         % EXCHANGEABLE NOTES DUE, 1998

                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)

                                                              . . . . . , 1995

Goldman, Sachs & Co.,
Merrill Lynch & Co.
Salomon Brothers Inc.
As representatives of the several Underwriters
     named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004


Ladies and Gentlemen:

     Enron Corp., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 10,000,000 Exchangeable Notes (the "Firm Notes") and, at the election of the Underwriters, up to 1,000,000 additional Exchangeable Notes (the "Optional Notes"), of __% Exchangeable Notes due _____, 1998 of the Company ("Exchangeable Notes") (the Firm Notes and the Optional Notes which the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Notes"). At maturity (including as a result of acceleration or otherwise), the principal amount of each Note will be mandatorily exchangeable by the Company into shares of common stock of Enron Oil & Gas Company, a Delaware corporation ("EOG"), $.01 par value ("EOG Common Stock"), (or at the Company's option, cash with an equal value) at the rate specified in the Company Prospectus (as defined below).

     The Company and EOG are concurrently entering into an agreement (the "U.S. Common Stock Underwriting Agreement") providing for the sale by the Company of 21,600,000 shares of EOG Common Stock (24,840,000 shares if the underwriters' over-allotment option in such offering is exercised in full) through Goldman, Sachs & Co. and Smith Barney Inc. as representatives of the several underwriters named therein and an agreement (together with the U.S. Common Stock

                                       1

Underwriting Agreement, the "Common Stock Underwriting Agreements") providing for the sale by the Company of 5,400,000 shares of EOG Common Stock, (6,210,000 shares if the underwriters' over-allotment option in such offerings is exercised in full) through Goldman Sachs International and SBC Warburg as representatives of the several underwriters named therein. The closings under this Agreement are not conditioned on the closings under the Common Stock Underwriting Agreements.

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and EOG that:

             (i) A registration statement on Form S-3 (File No. 33-....) (the
         "Initial Company Registration Statement") in respect of the Firm Notes and Optional Notes has been filed or transmitted for filing with the Securities and Exchange Commission (the "Commission"); the Initial Company Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering ("Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Company Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Company Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Company Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Company Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, including all exhibits thereto but excluding the Form T-1 and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a)(i) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Company Registration Statement at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Company Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Company Prospectus"; any reference herein to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be; any reference to any amendment or supplement to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to and include any documents filed after the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),

                                       2

         and incorporated by reference in such Company Preliminary Prospectus or Company Prospectus, as the case may be; and any reference to any amendment to the Initial Company Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Company Registration Statement that is incorporated by reference in the Registration Statement);

             (ii) No order preventing or suspending the use of any Company Preliminary Prospectus has been issued by the Commission, and each Company Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

             (iii) The documents incorporated by reference in the Company Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Company Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

             (iv) The Company Registration Statement conforms, and the Company Prospectus and any further amendments or supplements to the Company Registration Statement or the Company Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as of the Company Registration Statement and any amendment thereto and as of the applicable filing date as to the Company Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                                       3

             (v) Neither the Company nor any of its subsidiaries listed on
         Schedule II hereto ("Material Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Company Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus; and, since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, there has not been any change in the capital stock (other than changes in common stock resulting from employee benefit plan or dividend reinvestment plan transactions, purchases pursuant to the Company's stock repurchase program, conversions of outstanding convertible securities and other changes occurring in the ordinary course of business, as disclosed to the Underwriters in writing) or combined short-term and long-term debt (except as incurred in the ordinary course of business, as disclosed to the Underwriters in writing) of the Company or any change in the capital stock of any of its Material Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Company Prospectus;

             (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

             (vii) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the capital stock contained in the Company Prospectus; all of the issued shares of capital stock of each Material Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (other than contractual covenants restricting disposition thereof, none of which relate to the capital stock of EOG), except for (A) EOG, 80% of which capital stock is, prior to the sales to be effected pursuant to the Common Stock Underwriting Agreements, owned by the Company, (B) Citrus Corp., 50% of which capital stock is indirectly owned by the Company, and (C) Florida Gas Transmission Company, 100% of which capital stock is

                                       4

         owned by Citrus Corp.; and the Company has good and valid title to all of the shares of EOG Common Stock to be delivered upon exchange of the Notes, and owns such shares free and clear of all liens, encumbrances, equities or claims;

             (viii) The Notes have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture dated as of November 1, 1985 between the Company and Harris Trust Savings Bank, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of ________, 1995 by and between the Company and the Trustee (the "First Supplemental Indenture", such Indenture, as so supplemented by the First Supplemental Indenture, being herein referred to as the "Indenture"), under which the Notes are to be issued, which is substantially in the form filed as an exhibit to the Company Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act; the Indenture dated as of November 1, 1985 has been duly executed and delivered by the Company and the Trustee, and when the First Supplemental Indenture has been executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture will conform to the descriptions thereof in the Company Prospectus;

             (ix) The issue and sale of the Notes by the Company hereunder and the compliance with all of the provisions of the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated (including the delivery of the EOG Common Stock upon exchange of the Notes), will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement (including the delivery of the EOG Common Stock upon exchange of the Notes), except the registration under the Act of the Notes, the EOG Common Stock deliverable upon exchange of the Notes, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act or state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters;

             (x) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or charter, as the case may be, or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other

                                       5

         agreement or instrument to which it is a party or by which it or any of its properties may be bound;

             (xi) The statements set forth in the Company Prospectus under the caption "Description of the Exchangeable Notes", insofar as they purport to constitute a summary of the terms of the Exchangeable Notes, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

             (xii) Other than as set forth or contemplated in the Company Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

             (xiii) Neither the Company nor any of its subsidiaries has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Notes or the EOG Common Stock;

             (xiv) The Company is not and, after giving effect to the offering and sale of the Notes (and, if consummated, the sale of the shares of EOG Common Stock pursuant to the Common Stock Underwriting Agreements), will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

             (xv) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

             (xvi) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     (b) EOG represents and warrants to, and agrees with, each of the Underwriters and the Company that:

             (i) A registration statement on Form S-3 (File No. 33-....) (the
         "Initial EOG Registration Statement") in respect of the EOG Common Stock deliverable upon exchange of the Notes has been filed with the Commission; the Initial EOG Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering ("Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which became

                                       6

         effective upon filing, no other document with respect to the Initial EOG Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial EOG Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, EOG's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial EOG Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act), is hereinafter called an "EOG Preliminary Prospectus"; the various parts of the Initial EOG Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(b)(i) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial EOG Registration Statement at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "EOG Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "EOG Prospectus"; any reference herein to any EOG Preliminary Prospectus or the EOG Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such EOG Preliminary Prospectus or EOG Prospectus, as the case may be; any reference to any amendment or supplement to any EOG Preliminary Prospectus or the EOG Prospectus shall be deemed to refer to and include any documents filed after the date of such EOG Preliminary Prospectus or EOG Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such EOG Preliminary Prospectus or EOG Prospectus, as the case may be; and any reference to any amendment to the Initial EOG Registration Statement shall be deemed to refer to and include any annual report of EOG filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the EOG Registration Statement that is incorporated by reference in the EOG Registration Statement);

             (ii) No order preventing or suspending the use of any EOG Preliminary Prospectus has been issued by the Commission, and each EOG Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to EOG by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

             (iii) The documents incorporated by reference in the EOG Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of

                                       7

         such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the EOG Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to EOG by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

             (iv) The EOG Registration Statement conforms, and the EOG Prospectus and any further amendments or supplements to the EOG Registration Statement or the EOG Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as of the EOG Registration Statement and any amendment thereto and as of the applicable filing date as to the EOG Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to EOG by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

             (v) Neither EOG nor any of its subsidiaries listed on Schedule III hereto (the "EOG Material Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the EOG Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the EOG Prospectus; and, since the respective dates as of which information is given in the EOG Registration Statement and the EOG Prospectus, there has not been any change in the capital stock or any increase in long-term debt of the EOG or any of the EOG Material Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of EOG and its subsidiaries, otherwise than as set forth or contemplated in the EOG Prospectus;

             (vi) EOG has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the EOG Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing

                                       8

         under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

              (vii) EOG and its subsidiaries have good and marketable title to their producing oil and gas properties, free and clear of all liens, encumbrances and defects, except (a) those described in the EOG Prospectus, (b) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (c) liens and encumbrances under operating agreements, unitization and pooling agreements, and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (d) liens, encumbrances and defects that do not, singly or in the aggregate, materially affect the value of such oil and gas properties or materially interfere with the use made or proposed to be made of such properties by EOG and its subsidiaries;

             (viii) EOG has an authorized capitalization as set forth in the EOG Prospectus, and all of the issued shares of capital stock of EOG (including the shares of EOG Common Stock deliverable upon exchange of the Notes) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the EOG capital stock contained in the EOG Prospectus; and all of the issued shares of capital stock of each EOG Material Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by EOG, free and clear of all liens, encumbrances, equities or claims;

             (ix) The issuance and sale of the Notes by the Company, the compliance by EOG with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated (including the delivery of the EOG Common Stock upon exchange of the Notes), will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which EOG or any of its subsidiaries is a party or by which EOG or any of its subsidiaries is bound or to which any of the property or assets of EOG or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of EOG or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over EOG or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained by EOG for the sale of the Notes or the consummation by EOG of the transactions contemplated by this Agreement (including the delivery of the EOG Common Stock upon exchange of the Notes), except the registration under the Act of the Notes, the EOG Common Stock deliverable upon exchange of the Notes, and such consents, approvals, authorizations, registrations or qualifications as may be required under state

                                       9

         securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters;

             (x) Neither EOG nor any of its subsidiaries is in violation of its Certificate of Incorporation or charter, as the case may be, or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

             (xi) The shares of EOG Common Stock deliverable upon exchange of the Notes have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the EOG Common Stock contained in the EOG Prospectus;

             (xii) The statements set forth in the EOG Prospectus under the caption "Description of Common Stock", insofar as they purport to constitute a summary of the terms of the EOG Common Stock, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

             (xiii) Other than as set forth or contemplated in the EOG Prospectus, there are no legal or governmental proceedings pending to which EOG or any of its subsidiaries is a party or of which any property of EOG or any of its subsidiaries is the subject which, if determined adversely to EOG or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of EOG and its subsidiaries; and, to the best of EOG's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

             (xiv) Neither EOG nor any of its subsidiaries has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Notes or the EOG Common Stock;

             (xv) EOG is not and, after giving effect to the offering and sale of the Notes (and, if consummated, the sale of the shares of EOG Common Stock pursuant to the Common Stock Underwriting Agreements), will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

             (xvi) Neither EOG nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

             (xvii) Arthur Andersen LLP, who have certified certain financial statements of EOG and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and

                                       10

not jointly, to purchase from the Company, at a purchase price per Note of
$...................., the number of Firm Notes to be purchased by such
Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Notes as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per note set forth in clause (a) of this Section 2, that portion of the number of Optional Notes as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Notes) determined by multiplying such number of Optional Notes by a fraction the numerator of which is the maximum number of Optional Notes which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Notes that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 1,000,000 Optional Notes, at the purchase price per Note set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Notes. Any such election to purchase Optional Notes may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Notes to be purchased and the date on which such Optional Notes are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Notes, the several Underwriters propose to offer the Firm Notes for sale upon the terms and conditions set forth in the Company Prospectus.

     4. (a) The Notes to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in New York Clearing House (next day) funds. The Company will cause the certificates representing the Notes to be made available for checking and packaging at least twenty- four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Notes, 9:30 a.m., New York
          City time, on ............., 1995 or on such other time and date as
          Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Notes, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Notes, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Notes is herein called the "First Time of Delivery", such time and date for delivery of the Optional Notes, if not the First Time of Delivery, is herein called the "Second Time

                                       11

         of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

             (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Notes and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at the offices of Bracewell & Patterson, L.L.P., 711 Louisiana Street, Houston, Texas 77002 (the "Closing Location"), and the Notes will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at ..............p.m., New
         York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.   (a) The Company agrees with each of the Underwriters:

             (i) To prepare the Company Prospectus in a form approved by you and to file such Company Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Company Registration Statement or Company Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Company Registration Statement has been filed or becomes effective or any supplement to the Company Prospectus or any amended Company Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Company Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Company Preliminary Prospectus or prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Company Registration Statement or Company Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Company Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

             (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, provided that in connection

                                       12

         therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

             (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Company Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Company Prospectus in connection with the offering or sale of the Notes and if at such time any events shall have occurred as a result of which the Company Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Company Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Company Prospectus or to file under the Exchange Act any document incorporated by reference in the Company Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Company Prospectus or a supplement to the Company Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Notes at any time nine months or more after the time of issue of the Company Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Company Prospectus complying with Section 10(a)(3) of the Act;

             (iv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

             (v) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Company Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

             (vi) During the period beginning from the date hereof and continuing to and including the date 270 days after the date of the EOG Prospectus, not to, except pursuant to the Common Stock Underwriting Agreements, (x) offer, sell, contract to sell or otherwise dispose of any shares of EOG Common Stock, or securities convertible into or exchangeable for EOG Common Stock, or rights or warrants to acquire EOG Common Stock, or any other securities substantially similar to EOG Common Stock or Notes except as may be required pursuant to the Indenture, or (y) file any registration statement under the Act with respect to securities convertible into or exchangeable for

                                       13

         EOG Common Stock, rights or warrants to acquire EOG Common Stock, or any other securities substantially similar to EOG Common Stock or Notes, in each case without the prior written consent of Goldman, Sachs & Co.;

             (vii) To deliver to EOG copies of the opinion and certificates delivered pursuant to Sections 7(c) and (m), in each case also addressed to EOG or otherwise entitling EOG to rely on such opinions and certificates as if they were so addressed;

             (viii) During a period of five years from the effective date of the Company Registration Statement, to supply to the Representatives of the Underwriters, and to each other Underwriter who may so request in writing, copies of any financial statements and other periodic and special reports as the Company may from time to time distribute generally to its lenders or to the holders of any class of its securities registered under Section 12 of the Exchange Act and to furnish to the Underwriters or the Representatives of the Underwriters a copy of each annual or other report it shall be required to file with the Commission; and

            (ix) To use its best efforts to list, subject to notice of issuance, the Notes on the New York Stock Exchange.

     (b)  EOG agrees with each of the Underwriters:

             (i) To prepare the EOG Prospectus in a form approved by you and to file such EOG Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the EOG Registration Statement or EOG Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the EOG Registration Statement has been filed or becomes effective or any supplement to the EOG Prospectus or any amended EOG Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by EOG with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the EOG Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any EOG Preliminary Prospectus or prospectus, of the suspension of the qualification of the EOG Common Stock for delivery in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the EOG Registration Statement or EOG Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any EOG Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

             (ii) Promptly from time to time to take such action as you may reasonably request to qualify the EOG Common Stock deliverable upon exchange of the Notes under the securities laws of such jurisdictions as you may request and to comply with

                                       14

         such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, provided that in connection therewith EOG shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

             (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the EOG Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the EOG Prospectus in connection with the offering or sale of the Notes and if at such time any events shall have occurred as a result of which the EOG Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such EOG Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the EOG Prospectus or to file under the Exchange Act any document incorporated by reference in the EOG Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended EOG Prospectus or a supplement to the EOG Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Notes at any time nine months or more after the time of issue of the EOG Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented EOG Prospectus complying with Section 10(a)(3) of the Act;

             (iv) If EOG elects to rely upon Rule 462(b), EOG shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and EOG shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

             (v) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the EOG Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of EOG and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

             (vi) During the period beginning from the date hereof and continuing to and including the date 270 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, other than pursuant to the Common Stock Underwriting Agreements, any EOG Common Stock or any securities of EOG that are substantially similar to the EOG Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, EOG Common Stock or any such substantially similar

                                       15

         securities (other than pursuant to employee stock option plans existing on the date of this Agreement), without the prior written consent of Goldman, Sachs & Co., and to cause EOG's Chairman of the Board, President and Chief Executive Officer to agree not to offer, sell, contract to sell or otherwise dispose of any EOG Common Stock, any securities of EOG substantially similar to the EOG Common Stock, or any securities convertible into or exchangeable for EOG Common Stock or such substantially similar securities (other than pursuant to employee stock option plans existing on the date of this Agreement), during such period, without the prior written consent of Goldman, Sachs & Co.;

             (vii) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of EOG and its subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the EOG Registration Statement), consolidated summary financial information of EOG and its subsidiaries for such quarter in reasonable detail;

             (viii) To deliver to the Company, copies of the opinion and certificates delivered pursuant to Sections 7(d) and (m), in each case also addressed to the Company or otherwise entitling the Company to rely on such opinions and certificates as if they were so addressed; and

           (ix) During a period of five years from the effective date of the Company Registration Statement to furnish to you copies of all reports or other communications (financial or other) furnished to securityholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of EOG is listed; and (ii) such additional information concerning the business and financial condition of EOG as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent that the accounts of EOG and its subsidiaries are consolidated in reports furnished to its securityholders generally or to the Commission), provided that prior to EOG's furnishing any such additional information that is material and non-public you shall enter into such agreement respecting the confidentiality thereof as EOG may reasonably request.

     6. The Company and EOG covenant and agree with one another and the several Underwriters that (a) the Company will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Notes under the Act and all other expenses in connection with the preparation, printing and filing of the Company Registration Statement, any Company Preliminary Prospectus, the Company Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Selling Agreements, the Indenture, the Blue Sky and Legal Investment Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Notes; (iii) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws as provided in
Section 5(a)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) the filing fees incident to securing any required

                                       16

review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes; (v) the cost of preparing the Notes; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fes and disbursements of counsel to the Trustee in connection with the Indenture and the Notes; (vii) any fees charged by securities rating agencies for rating the Notes; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (b) EOG will pay or cause to be paid the following: (i) the fees, disbursements and expenses of EOG's counsel and accountants in connection with the registration of the EOG Common Stock under the Act and all other expenses in connection with the preparation, printing and filing of the EOG Registration Statement, any EOG Preliminary Prospectus, the EOG Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Blue Sky Memorandum and any Legal Investment Memorandum and any other documents in connection with the EOG Common Stock deliverable upon exchange of the Notes; (iii) all expenses in connection with the qualification of the EOG Common Stock deliverable upon exchange of the Notes under state securities laws as provided in Section 5(b)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with such Blue Sky or legal investment surveys; (iv) the cost of preparing stock certificates; (v) the cost and charges of any transfer agent or registrar; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Notes to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of EOG herein, are, at and as of such Time of Delivery, true and correct, the condition that the Company and EOG each shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

             (a) Each of the Company Prospectus and the EOG Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Sections 5(a) and 5(b) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Company Registration Statement or the EOG Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

             (b) Bracewell & Patterson, L.L.P., counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex III(a) hereto), dated such Time of Delivery, with respect to certain of the matters covered in paragraphs
         (i), (iii), (iv), (v), (xi) and (xii) of subsection (c) below and in paragraphs (i), (ii), (vi), (x), (xi) and (xii) of subsection (d) below as well as such other

                                       17

         related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

             (c) James V. Derrick, Jr., Senior Vice President and General Counsel of the Company, shall have furnished to you his written opinion (a draft of each such opinion is attached as Annex III(b) hereto), dated as of such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) The Company has been duly incorporated and is validly
                existing as a corporation in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own its properties and conduct its business as described in the Company Prospectus;

                    (ii) Each Material Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with all necessary corporate power and authority to own its properties and conduct its business as described in the Company Prospectus;

                    (iii) This Agreement has been duly authorized, executed and delivered by the Company;

                    (iv) The Notes are in the form contemplated by the Indenture and have been duly authorized by all necessary corporate action on the part of the Company; the Notes, when executed and authenticated as specified in the Indenture (which facts, such counsel may state, such counsel has not determined by an inspection of the individual Notes) and issued and delivered against payment pursuant to this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Notes and the Indenture conform in all material respects to the descriptions thereof in the Company Prospectus;

                    (v) The Indenture has been duly authorized, executed and
                delivered by the Company, and assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or affecting creditor's rights generally and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                    (vi) The Company has been duly qualified as a foreign
                corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of public officials);

                    (vii) Each Material Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws

                                       18

                of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (other than contractual covenants restricting the disposition thereof, none of which relate to the capital stock of EOG) except for (A) EOG, 80% of which capital stock, prior to the sale to be effected pursuant to the Common Stock Underwriting Agreements, is owned by the Company, (B) Citrus Corp., 50% of which capital stock is owned indirectly by the Company and (C) Florida Gas Transmission Company, 100% of which capital stock is owned by Citrus Corp. (such counsel being entitled to rely in respect of the opinion in this clause upon, in respect of matters of fact, certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that he is justified in so relying upon such certificates, or certificates of public officials);

                    (viii) To such counsel's knowledge and other than as set
                forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Material Subsidiaries is a party or of which any property of the Company or any of the Material Subsidiaries is the subject which would be required to be described in the Company Prospectus and is not described as required;

                    (ix) The compliance by the Company with all of the
                provisions of this Agreement and the consummation of the transactions herein contemplated (including the delivery of the shares of EOG Common Stock upon exchange of the Notes) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                    (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Notes, the delivery of the EOG Common Stock upon exchange of the Notes or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act or the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters;

                                       19

                    (xi) The documents incorporated by reference in the Company
                Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                    (xii) The Company Registration Statement and the Company
                Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement or the Company Prospectus, he has no reason to believe that, as of its effective date, the Company Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Company Registration Statement or the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Company Registration Statement required to be filed or of any contracts or other

                                       20

                documents of a character required to be filed as an exhibit to the Company Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Company Registration Statement or the Company Prospectus which are not filed or incorporated by reference or described as required.

                      In rendering such opinion, such counsel may state that he
                expresses no opinion as to the laws of any jurisdiction outside the United States and, with respect to the opinion in paragraph
                (iii) above, may rely, as to matters of New York law, upon the opinion of Vinson & Elkins L.L.P. delivered pursuant to subsection 7(e) hereof.

                    (d) Dennis M. Ulak, Vice President and General Counsel of
                EOG, shall have furnished to you his written opinion (a draft of each such opinion is attached as Annex III(c) hereto), dated as of such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) EOG has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                    (ii) EOG has an authorized capitalization as set forth in
                the Prospectus, and all of the issued shares of capital stock of EOG (including the shares of EOG Common Stock deliverable upon exchange of the Notes) have been duly and validly authorized and issued and are fully paid and non-assessable; and the EOG Common Stock conforms to the description of such stock contained in the EOG Prospectus;

                    (iii) EOG has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of EOG, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                    (iv) Each EOG Material Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by EOG, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely

                                       21

                in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of EOG or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

                    (v) To the best of such counsel's knowledge and other than as set forth in the EOG Prospectus, there are no legal or governmental proceedings pending to which EOG or any of its subsidiaries is a party or of which any property of EOG or any of its subsidiaries is the subject which, if determined adversely to EOG or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of EOG and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (vi) This Agreement has been duly authorized, executed and delivered by EOG;

                    (vii) The compliance by EOG with all of the provisions of
                this Agreement and the consummation of the transactions herein contemplated (including the delivery of the EOG Common Stock upon exchange of the Notes), will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which EOG or any of its subsidiaries is a party or by which EOG or any of its subsidiaries is bound or to which any of the property or assets of EOG or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of EOG or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over EOG or any of its subsidiaries or any of their properties;

                    (viii) No consent, approval, authorization, order,
                registration or qualification of or with any such court or governmental agency or body is required in connection with the consummation by EOG of the transactions contemplated by this Agreement, except the registration under the Act of the EOG Common Stock, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the registration of the EOG Common Stock;

                    (ix) Neither EOG nor any of its subsidiaries is in violation of its Certificate of Incorporation or charter, as the case may be, or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                    (x) The statements set forth in the EOG Prospectus under the caption "Description of Common Stock", insofar as they purport to constitute a summary of the terms of the EOG Common Stock, and under the caption "Underwriting",

                                       22

                insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                    (xi) The documents incorporated by reference in the EOG
                Prospectus or any further amendment or supplement thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                    (xii) The EOG Registration Statement and the EOG Prospectus
                and any further amendments and supplements thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the EOG Registration Statement or the EOG Prospectus, except for those referred to in the opinion in subsection (x) of this Section 7(d), he has no reason to believe that, as of its effective date, the EOG Registration Statement or any further amendment thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the EOG Prospectus or any further amendment or supplement thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the EOG Registration Statement or the EOG Prospectus or any further amendment or supplement thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances

                                       23

                under which they were made, not misleading; and he does not know of any amendment to the EOG Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the EOG Registration Statement or required to be incorporated by reference into the EOG Prospectus or required to be described in the EOG Registration Statement or the EOG Prospectus which are not filed or incorporated by reference or described as required.

     In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction outside the United States and, with respect to the opinion in paragraph (iv) above, may rely, as to matters of New York law, upon an opinion of Vinson & Elkins L.L.P. delivered therewith.

     (e) Vinson & Elkins L.L.P., counsel to the Company and EOG, shall have furnished to you their written opinion (a draft of each such opinion is attached as Annex III(d) hereto) dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                     (i) The Agreement has been duly authorized, executed and
                delivered by the Company and EOG;

                     (ii) The statements set forth in the Company Prospectus
                under the caption "Description of Exchangeable Notes", insofar as they purport to constitute a summary of the terms of the Exchangeable Notes, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and docuemnts referred to therein, and the statements set forth in the EOG Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the EOG Common Stock, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and docuemnts referred to therein, are accurate, complete and fair;

                     (iii) Each of the Company and EOG is not, and after the
                consummation of the transactions contemplated by this Agreement and the Common Stock Underwriting Agreements will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                     (iv) The documents incorporated by reference in the EOG
                Prospectus or any further amendment or supplement thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue

                                       24

                statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                      (v) The documents incorporated by reference in the Company
                Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                    (vi) The EOG Registration Statement and the EOG Prospectus
                and any further amendments and supplements thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the EOG Registration Statement or the EOG Prospectus, except for those referred to in the opinion in subsection (ii) of this Section 7(e), they have no reason to believe that, as of its effective date, the EOG Registration Statements or any further amendment thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the EOG Prospectus or any further amendment or supplement thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the EOG Registration Statement or the EOG Prospectus or any further amendment or supplement thereto made by EOG prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material

                                       25

                fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the EOG Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the EOG Registration Statement or required to be incorporated by reference into the EOG Prospectus or required to be described in the EOG Registration Statement or the EOG Prospectus which are not filed or incorporated by reference or described as required.

                    (vii) The Company Registration Statement and the Company
                Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement or the Company Prospectus, except for those referred to in the opinion in subsection (ii) of this Section 7(e), they have no reason to believe that, as of its effective date, the Company Registration Statements or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Company Registration Statement or the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and reports of experts pertaining to natural resource reserves therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Company Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Company Registration Statement or required to be incorporated by reference into the Company Prospectus or required to be described in the Company Registration Statement or the Company Prospectus which are not filed or incorporated by reference or described as required.

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States.

                                       26

     (f) On the respective dates of the Company Prospectus and the EOG Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the respective effective dates of the Company Registration Statement and the EOG Registration Statement and the effective date of any post-effective amendment to the Company Registration Statement and the EOG Registration Statement and also at each Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto in the case of the Company and Annex II hereto in the case of EOG (the executed copy of the letter in respect of the Company Registration Statement delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and the executed copy of the letter in respect of the EOG Registration Statement delivered prior to the execution of this Agreement is attached as Annex II(a) hereto, and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Company Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the EOG Registration Statement and as of each Time of Delivery is attached as Annex II(b) hereto);

     (g) The Company and EOG shall have complied with the provisions of Section 5(a)(iii) and 5(b)(iii), as the case may be, with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

     (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Company Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus; (ii) since the respective dates as of which information is given in the Company Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Company Prospectus; (iii) neither EOG nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the EOG Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the EOG Prospectus; and (iv) since the respective dates as of which information is given in the EOG Prospectus there shall not have been any change in the capital stock or long-term debt of EOG or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of EOG and its subsidiaries, otherwise than as set forth or contemplated in the EOG Prospectus, the effect of which, in any such case described in clause (i), (ii), (iii) or (iv), is in the judgment of the Representatives of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered at such Time of Delivery on the terms and in the manner contemplated in the Company Prospectus;

     (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or EOG's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2)

                                       27

under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or EOG's debt securities;

     (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the "Exchange"); (ii) a suspension or material limitation in trading in the Company's or EOG's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (k) The Notes, subject to notice of issuance, and the EOG Common Stock to be delivered by the Company upon exchange of the Notes, shall have been duly listed on the Exchange;

     (l) The Company has obtained and delivered to the Underwriters executed copies of an agreement from the Company's Chairman of the Board, President and Chief Executive Officer to the effect set forth in Subsection 5(b)(v) hereof in form and substance satisfactory to you;

     (m) The Company and EOG shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of EOG respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and EOG respectively, herein at and as of such Time of Delivery, as to the performance by the Company and EOG of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company and EOG shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section, and as to such other matters as you may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus (in each case including any EOG Preliminary Prospectus or EOG Prospectus included therein), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus or any such amendment or supplement in reliance upon and in

                                       28

conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under this indemnity agreement in this subsection (a) with respect to any Company Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Notes to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the applicable Company Prospectus or of the applicable prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Company Preliminary Prospectus which was corrected in the Company Prospectus or in the Company Prospectus as then amended or supplemented and delivered to the Underwriter.

     (b) EOG will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any EOG Preliminary Prospectus, the EOG Registration Statement or the EOG Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that EOG shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any EOG Preliminary Prospectus, the EOG Registration Statement or the EOG Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to EOG by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that EOG shall not be liable to any Underwriter under this indemnity agreement in this subsection (b) with respect to any EOG Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Notes to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the applicable Company Prospectus or of the applicable prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the EOG Preliminary Prospectus which was corrected in the EOG Prospectus or the EOG Prospectus as then amended or supplemented and delivered to the Underwriter.

     (c) Each Underwriter will indemnify and hold harmless the Company and EOG against any losses, claims, damages or liabilities to which the Company or EOG may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company or EOG Preliminary Prospectus, the Company or EOG Registration Statement or the Company or EOG Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements

                                       29

therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Company or EOG Preliminary Prospectus, the Company or EOG Registration Statement or the Company or EOG Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or EOG by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and EOG for any legal or other expenses reasonably incurred by the Company or EOG in connection with investigating or defending any such action or claim as such expenses are incurred.

     (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and EOG on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and EOG on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and EOG on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net

                                       30

proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and EOG bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Notes purchased under this Agreement, in each case as set forth in the table on the cover page of the Company Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or EOG on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, EOG and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) The obligations of the Company and EOG under this Section 8 shall be in addition to any liability which the Company and EOG may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or EOG and to each person, if any, who controls the Company or EOG within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Notes which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Notes, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Notes on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Notes, or the Company notifies you that they have so arranged for the purchase of such Notes, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Company or EOG Registration Statement or the Company or EOG Prospectus, or in any other documents or arrangements, and the Company and EOG agree to file promptly any amendments to the Company or EOG Registration Statement or the Company or EOG Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement

                                       31

shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Notes.

     (b) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Notes which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Notes to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Notes which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Notes which such Underwriter agreed to purchase hereunder) of the Notes of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Notes which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Notes to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Notes of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Notes) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or EOG except for the expenses to be borne by the Company and EOG and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, EOG and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or EOG, or any officer or director or controlling person of the Company or of EOG, and shall survive delivery of and payment for the Notes.

     Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (a)(ii), (a)(iii) and (a)(iv) of Section 1 hereof and any representation or warranty as to the accuracy of the Company Registration Statement or the Company Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, the indemnity agreement of EOG in subsection (b) of Section 8 hereof, the representations and warranties in subsections (b)(ii), (b)(iii) and (b)(iv) of Section 1 hereof and any representation or warranty as to the accuracy of the EOG Registration Statement or the EOG Prospectus contained in any certificate furnished by the Company or EOG pursuant to Section 7 hereof insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company or EOG of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company or EOG when the applicable registration statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of

                                       32

counsel for the Company and/or EOG, as the case may be, the matter has been settled by controlling precedent, the Company and/or EOG, as the case may be, will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor EOG shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Notes are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Notes not so delivered, but the Company and EOG shall then be under no further liability to any Underwriter in respect of the Notes not so delivered except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you or by Goldman, Sachs & Co.
on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the Company Attention: Secretary, at its address set forth in the Company Registration Statement; and if to EOG shall be delivered or sent by mail, telex or facsimile transmission to the address of EOG set forth in the EOG Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or EOG by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and EOG and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and EOG and each person who controls the Company, EOG or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Notes from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                       33

     If the foregoing is in accordance with your understanding, please sign and return to us . . . counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and EOG. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and EOG for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                       34

                                Very truly yours,

                                Enron Corp.

                                By: __________________________________________
                                    Name:
                                    Title:

                                    Enron Oil & Gas Company

                                By: __________________________________________
                                    Name:
                                    Title:

Accepted as of the date hereof at ........,
                           ...............:

Goldman, Sachs & Co.
Merrill Lynch & Co.
Salomon Brothers Inc.

By:.........................................................
                      (Goldman, Sachs & Co.)

          On behalf of each of the Underwriters

                                       35

                                   SCHEDULE I

                                                                                                      NUMBER OF OPTIONAL
                                                                                                          NOTES TO BE
                                                                            TOTAL NUMBER OF              PURCHASED IF
                                                                              FIRM NOTES                MAXIMUM OPTION
                              UNDERWRITER                                   TO BE PURCHASED                EXERCISED
                              -----------                                   ---------------           ------------------
Goldman, Sachs & Co....................................................
Merrill Lynch & Co.....................................................
Salomon Brothers Inc...................................................

                  Total.............................................

                                       36

                                     ANNEX I

     Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

             (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

             (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Company Registration Statement or the Company Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

             (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company Prospectus and/or included in the Company's Quarterly Report on Form 10-Q incorporated by reference into the Company Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

             (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Company Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                                       37

             (v) They have compared the information in the Company Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

             (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Company Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Company Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Company Prospectus, for them to be in conformity with generally accepted accounting principles;

                    (B) any other unaudited income statement data and balance
                sheet items included in the Company Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (C) the unaudited financial statements which were not
                included in the Company Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Company Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Company Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma

                                       38

                adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                    (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Company Prospectus, except in each case for changes, increases or decreases which the Company Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (F) for the period from the date of the latest financial
                statements included or incorporated by reference in the Company Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Company Prospectus discloses have occurred or may occur or which are described in such letter; and

             (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Company Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Company Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Company Registration Statement specified by the Representatives or in documents incorporated by reference in the Company Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                       39

                                    ANNEX II

     Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

             (i) They are independent certified public accountants with respect to EOG and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

             (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the EOG Registration Statement or the EOG Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of EOG for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

             (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the EOG Prospectus and/or included in EOG's Quarterly Report on Form 10-Q incorporated by reference into the EOG Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of EGO who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

             (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of EOG for the five most recent fiscal years included in the EOG Prospectus and included or incorporated by reference in Item 6 of EOG's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in EOG's Annual Reports on Form 10-K for such fiscal years;

               (v) They have compared the information in the EOG Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited

                                       40

         procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

             (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of EOG and its subsidiaries, inspection of the minute books of EOG and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the EOG Prospectus, inquiries of officials of EOG and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the EOG Prospectus and/or included or incorporated by reference in EOG's Quarterly Reports on Form 10-Q incorporated by reference in the EOG Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the EOG Prospectus or included in EOG's Quarterly Reports on Form 10-Q incorporated by reference in the EOG Prospectus, for them to be in conformity with generally accepted accounting principles;

                    (B) any other unaudited income statement data and balance
                sheet items included in the EOG Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in EOG's Annual Report on Form 10-K for the most recent fiscal year;

                    (C) the unaudited financial statements which were not
                included in the EOG Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause
                (A) and any unaudited income statement data and balance sheet items included in the EOG Prospectus and referred to in Clause
                (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in EOG's Annual Report on Form 10-K for the most recent fiscal year;

                    (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the EOG Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                    (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock or any

                                     41

                increase in the consolidated long-term debt of EOG and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the EOG Prospectus, except in each case for changes, increases or decreases which the EOG Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (F) for the period from the date of the latest financial
                statements included or incorporated by reference in the EOG Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the EOG Prospectus discloses have occurred or may occur or which are described in such letter; and

             (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the EOG Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of EOG and its subsidiaries, which appear in the EOG Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the EOG Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of EOG and its subsidiaries and have found them to be in agreement.

                                       42